Exhibit 10.1

Certain information (marked as [***]) has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIXTH AMENDMENT

TO

WHOLESALE PRODUCT PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO WHOLESALE PRODUCT PURCHASE AGREEMENT (this  “Sixth Amendment”) is made as of March 1, 2020 (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746 (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS,  the Parties entered into that certain Wholesale Product Purchase Agreement (as amended, the “Agreement”), dated as of January 1, 2018; and

WHEREAS,  the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.         Section 2.7, “Purchase Discount,” of the Agreement is hereby deleted and replaced with the following:

For the period March 1, 2020 through February 28, 2021, UT will provide a [***]% discount (the “Purchase Discount”) against the Product Price for the Products listed on the table below, calculated by multiplying [***]% times the Product Price in effect as of the date Distributor submits the applicable purchase order to UT. UT shall reflect the Purchase Discount on its invoices. The Purchase Discount shall be provided for a limited time only, applicable to purchase orders submitted during the period March 1, 2020 through February 28, 2021. For the avoidance of doubt, the Purchase Discount only applies to Remodulin® (treprostinil) Injection (as specified below), and not to any other Product sold by UT to Distributor:

UT Product Name	NDC	Strength
Remodulin® 1mg	66302-0101-01	1mg/20ml
Remodulin® 2.5mg	66302-0102-01	2.5mg/20ml
Remodulin® 5 mg	66302-0105-01	5mg/20ml
Remodulin® 10 mg	66302-0110-01	10mg/20ml

2.          Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

[signature page follows]

IN WITNESS WHEREOF,  each of the undersigned, duly authorized, has executed this Sixth Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC.		UNITED THERAPEUTICS CORPORATION

By:	/s/ Earl English	By:	/s/ Kevin Gray

Print Name:	Earl English	Print Name:	Kevin Gray

Title:	President, CurascriptSD	Title:	SVP, Strategic Operations

Date:	2/25/2020 – 3:52 PM CST	Date:	Feb 21, 2020

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